THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

CG Variable Annuity Separate Account II
Accru Nationwide
Accru NY

CIGNA Variable Annuity Separate Account I
CIGNA Life Accru VA

Supplement dated November 6, 2015

This Supplement outlines a change to an investment option under your individual annuity contract. All other provisions outlined in your prospectus remain unchanged. This Supplement is for informational purposes and requires no action on your part.

Neuberger Berman Balanced Portfolio. The Neuberger Berman Advisors Management Trust has informed us that the Neuberger Berman Balanced Portfolio (“Balanced Portfolio”) was reorganized into the Neuberger Berman Mid Cap Growth Portfolio (the “Mid Cap Growth Portfolio”) as of the close of trading on November 6, 2015. At the time of the reorganization, contractowners of units of the Balanced Portfolio subaccount automatically received a proportionate number of units of the Mid Cap Growth Portfolio subaccount based on the unit value of each fund at the time of the reorganization. Following this reorganization, the Mid Cap Growth Portfolio will be offered as a new investment option in your contract. For additional information regarding the reorganization, please refer to the prospectus supplement of the Balanced Portfolio.

The investment objective of the Mid Cap Growth Portfolio is growth of capital. The investment adviser is Neuberger Berman Management LLC. For complete details relating to the Mid Cap Growth Portfolio, including risks, investment policies and strategies, please refer to the Mid Cap Growth Portfolio’s prospectus.

The following table reflects the expenses charged by the Mid Cap Growth Portfolio
(I Class) as of December 31, 2014 (as a percentage of each fund’s average net assets):
Management Fees (before any waivers/ reimbursements) +	12b-1 Fees (before any waivers/ reimbursements) +	Other Expenses2 (before any waivers/ reimbursements) =	Total Expenses (before any waivers/ reimbursements)	Total Contractual waivers/ reimbursements3,4	Total Expenses (after any waivers/ reimbursements)
0.85%	0.00%	0.14%	0.99%	0.00%	0.99%

Please retain this Supplement for future reference.